(CONFORMED COPY]
TORCHMARK CORPORATION
TO
MORGAN GUARANTY TRUST COMPANY
OF NEW YORK
Trustee
Indenture
Dated as of February 1, 1987
Debt Securities
Torchmark Corporation
To Morgan Guaranty Trust Company of New York, as Trustee
Reconciliation and tie between Trust Indenture Act of 1939 and
Indenture, dated as of February 1, 1987
Trust Indenture
Act Section    Indenture Section
§ 310(a)(1)     609
(a)(2)    609
(a)(3)    Not Applicable
(a)(4)    Not Applicable
(b)     608
610
§ 311(a)     613(a)
(b)     613(b)
(b)(2)     703(a)(2)
703(b)
§ 312(a)     701
702(a)
(b)     702(b)

(c)     702(b)
§ 313(a)     703(a)
(a). 703(b)
(a)703(a),703(b)

(a)	703(c)
§ 314(a)     704
(b)     Not Applicable
(c)(1)      102
(c)(2)      102
(c)(3)    Not Applicable
(d)     Not Applicable
(e)      102
§ 315(a)     601(a)

(a)	602

(b)	703(a)(6)

(b)	601(b)

(c)	601(c)
(d)(1)     601(a)(1)
(d)(2)     601(c)(2)
(d)(3)     601(c)(3)

(d)	514
§ 316(a)      101
(a)(1)(A)     502
512
(a)(1)(B)     513
(a)(2)    Not Applicable
(b)      508
§ 317(a)(1)     503
(a)(2)    504
(b)     1003
§ 318(a)      107
NOTE:    This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
TABLE OF CONTENTS

RECITALS		PARTIES OF THE COMPANY ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION	Page 1 1
SECTION	101.	Definitions:
		Act	2
		Affiliate; control	2
		Authenticating Agent	2
		Authorized Newspaper	2
		Board of Directors	2
		Board Resolution	2
		Business Day	2
		Commission	3
		Company	3
		Company Request; Company Order	3
		Corporate Trust Office	3
		Corporation	3
		Coupon	3
		Debt	3
		Defaulted Interest	3
		Designated Subsidiary	3
		Dollar	3
		ECU	3
		Event of Default	3
		Foreign Currency	3
		Holder	4
		Indenture	4
		Interest	4
		Interest Payment Date	4
		Maturity	4
		Mortgage	4
		Officers’ Certificate	4
		Opinion of Counsel	4
		Original Issue Discount Securities	4
		Outstanding	4
		Paying Agent	5

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.
ii

			Page
		Person	5
		Place of Payment	6
		Predecessor Security	6
		Redemption Date	6
		Redemption Price	6
		Registered Security	6
		Regular Record Date	6
		Responsible Officer	6
		Securities	6
		Security Register	6
		Security Registrar	6
		Special Record Date	6
		Stated Maturity	6
		Subsidiary	7
		Trustee	7
		Trust Indenture Act	7
		Unregistered Security	7
		U.S. Government Obligations	7
		Vice President	7
SECTION	102.	Compliance Certificates and Opinions	7
SECTION	103.	Form of Documents Delivered to Trustee	8
SECTION	104.	Acts of Holders	9
SECTION	105.	Notices, Etc., to Trustee and Company	10
SECTION	106.	Notice to Holders; Waiver	10
SECTION	107.	Conflict with Trust Indenture Act	11
SECTION	108.	Effect of Headings and Table of Contents	11
SECTION	109.	Successors and Assigns	11
SECTION	110.	Separability Clause	11
SECTION	111.	Benefits of Indenture	12
SECTION	112.	Governing Law	12
SECTION	113.	Legal Holidays	12
SECTION	114.	Securities in a Foreign Currency or in ECU	12
SECTION	115.	Judgment Currency	13
		ARTICLE TWO
		SECURITY FORMS
SECTION	201.	Forms Generally	14
SECTION	202.	Form of Face of Security	15
iii

			Page
SECTION		Form of Reverse of Security	17
SECTION		Form of Trustee’s Certificate of Authentication	21
		ARTICLE THREE
		THE SECURITIES
SECTION	301.	Amount Unlimited; Issuable in Series	21
SECTION	302.	Denominations	23

SECTION	303.	Execution, Authentication, Delivery and Dating	24
SECTION	304.	Temporary Securities	25
SECTION	305.	Registration, Registration of Transfer and
		Exchange	26
SECTION	306.	Mutilated, Destroyed, Lost and Stolen Securities	28
SECTION	307.	Payment of Interest; Interest Rights Preserved	30
SECTION	308.	Persons Deemed Owners	31
SECTION	309.	Cancellation	32
SECTION	310.	Computation of Interest	32
		ARTICLE FOUR
		SATISFACTION AND DISCHARGE
SECTION	401.	Satisfaction and Discharge of Indenture	33
SECTION	402.	Application of Trust Money	34
		ARTICLE FIVE
		REMEDIES
SECTION	501.	Events of Default	34
SECTION	502.	Acceleration of Maturity; Rescission and
		Annulment	36
SECTION	503.	Collection of Indebtedness and Suits for
		Enforcement by Trustee	38
SECTION	504.	Trustee May File Proofs of Claim	39
SECTION	505.	Trustee May Enforce Claims Without Possession of
		Securities or Coupons	40
SECTION	506.	Application of Money Collected	40
SECTION	507.	Limitation on Suits	40
SECTION	508.	Unconditional Right of Holders to Receive
		Principal, Premium and Interest	41
SECTION	509.	Restoration of Rights and Remedies	42
SECTION	510.	Rights and Remedies Cumulative	42
SECTION	511.	Delay or Omission Not Waiver	42
		iv Page
SECTION	512.	Control by Holders	42
SECTION	513.	Waiver of Past Defaults	43
SECTION	514.	Undertaking for Costs	43
SECTION	515.	Waiver of Stay or Extension Laws	44
		ARTICLE SIX
		THE TRUSTEE
SECTION	601.	Certain Duties and Responsibilities	44
SECTION	602.	Notice of Defaults	45
SECTION	603.	Certain Rights of Trustee	46
SECTION	604.	Not Responsible for Recitals or Issuance of Waiver of
		Securities	47
SECTION	605.	May Hold Securities	48
SECTION	606.	Money Held in Trust	48
SECTION	607.	Compensation and Reimbursement	48
SECTION	608.	Disqualification; Conflicting Interests	49

		(a) Elimination of Conflicting Interest or
		Resignation	49
		(b) Notice of Failure to Eliminate Conflicting
		Interest or Resign	49
		(c) “Conflicting Interest” Defined	49
		(d) Definitions of Certain Terms Used in This
		Section	53
		(e) Calculation of Percentages of Securities	54
SECTION	609.	Corporate Trustee Required; Eligibility	55
SECTION	610.	Resignation and Removal; Appointment of
		Successor	55
SECTION	611.	Acceptance of Appointment by Successor	57
SECTION	612.	Merger, Conversion, Consolidation or Succession to
		Business	59
SECTION	613.	Preferential Collection of Claims against Company	59
		(a) Segregation and Apportionment of Certain
		Exceptions	59
		(b) Certain Creditor Relationships Excluded
		from Segregation and Apportionment	62
		(c) Definitions of Certain Terms Used in This
		Section	63
SECTION	614.	Appointment of Authenticating Agent	64
v
Page
ARTICLE SEVEN
HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY
SECTION 701. Company to Furnish Trustee Names and Addresses
of Holders    66
SECTION 702. Preservation of Information; Communications to
Holders    66
SECTION 703. Reports by Trustee    68
SECTION 704. Reports by Company    69
ARTICLE EIGHT
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
SECTION 801. Company May Consolidate, Etc., Only on Certain
Terms    70
SECTION 802. Successor Corporation Substituted    71
ARTICLE NINE
SUPPLEMENTAL INDENTURES
SECTION 901. Supplemental Indentures without Consent of
Holders    71
SECTION 902. Supplemental Indentures with Consent of Holders    72
SECTION 903. Execution of Supplemental Indentures    74
SECTION 904. Effect of Supplemental Indentures    74
SECTION 905. Conformity with Trust Indenture Act    74

SECTION 906. Reference in Securities to Supplemental Indentures    74
ARTICLE TEN
COVENANTS
SECTION 1001. Payment of Principal, Premium and Interest    75
SECTION 1002. Maintenance of Office or Agency    75
SECTION 1003. Money for Securities Payments to Be Held in Trust    77
SECTION 1004. Corporate Existence    78
SECTION 1005. Maintenance of Properties    78
SECTION 1006. Statement by Officers as to Default; Notice of
Certain Events    78
SECTION 1007. Limitations on Liens    79
SECTION 1008. Limitation Upon Sales of Capital Stock of
Designated Subsidiaries    80
SECTION 1009. Waiver of Certain Covenants    80
SECTION 1010. Luxembourg Publications    81
vi
Page
ARTICLE ELEVEN
REDEMPTION OF SECURITIES
SECTION 1101. Applicability of Article    81
SECTION 1102. Election to Redeem; Notice to Trustee    81
SECTION 1103. Selection by Trustee of Securities to Be Redeemed    81
SECTION 1104. Notice of Redemption    82
SECTION 1105. Deposit of Redemption Price    83
SECTION 1106. Securities Payable on Redemption Date    83
SECTION 1107. Securities Redeemed in Part    84
ARTICLE TWELVE
SINKING FUND
SECTION 1201. Applicability of Article    85
SECTION 1202. Satisfaction of Sinking Fund Payments with
Securities    85
SECTION 1203. Redemption of Securities for Sinking Fund    85
ARTICLE THIRTEEN
DEFEASANCE AND COVENANT DEFEASANCE
SECTION 1301. Applicability of Article; Company’s Option to
Effect Defeasance or Covenant Defeasance    86
SECTION 1302. Defeasance and Discharge    86
SECTION 1303. Covenant Defeasance    87
SECTION 1304. Conditions to Defeasance or Covenant Defeasance    87
SECTION 1305. Deposited Money and U.S. Government Obligations
to be Held in Trust; Other Miscellaneous
Provisions    90
TESTIMONIUM    91

SIGNATURES AND SEALS    91
ACKNOWLEDGEMENTS    92
INDENTURE, dated as of February 1, 1987, between TORCHMARK CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its princi-pal office at 2001 Third Avenue South, Birmingham, Alabama 35233, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a corporation organized and existing under the laws of the State of New York, as Trustee hereunder (herein called the "Trustee").
RECITALS OF THE COMPANY
The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.
All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.
Now, THEREFORE, THIS INDENTURE
For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities of each series, as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION SECTION 101. Definitions.
For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(1)the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
(2)all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
(3)all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accounting principles; and
(4)the words "herein", "hereof- and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article Six, are defined in that Article.
"Act" when used with respect to any Holder has the meaning speci-fied in Section 104.
"Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.
"Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.
"Authorized Newspaper" means a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition), in the case of the United Kingdom, will, if practicable, be the Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable, be the Luxembourg Wort) published in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circula-tion in The City of New York, the United Kingdom or in Luxembourg, as applicable. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.
"Board of Directors" means either the board of directors of the Company or any committee of that board duly authorized to act for it hereunder.
"Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
"Business Day" means each Monday, Tuesday, Wednesday, Thurs-day and Friday which is not a day on which banking institutions in any place of payment are authorized or obligated by law or executive order to close.
"Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under- the Trust Indenture Act, then the body performing such duties at such time.
"Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.
"Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to a Responsible Officer of the Trustee.
"Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the original execution of this Indenture is located at 30 West Broadway, New York, New York 10015.
"Corporation" includes corporations, associations, companies and business trusts.
"Coupon" means any interest coupon appertaining to a Security.
"Debt" means any indebtedness for money borrowed.
"Defaulted Interest" has the meaning specified in Section 307.
"Designated Subsidiary" has the meaning specified in Section 1007.
"Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.
"ECU" means the European Currency Unit as defined and revised from time to time by the Council of European Communities.
"Event of Default" has the meaning specified in Section 501.
"Foreign Currency" means a currency issued by the government of a country other than the United States.

"Holder" means (a) in the case of any Registered Security, the per-son in whose name such Security is registered in the security register kept by the Company for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.
"Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

"interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.
"Interest Payment Date" when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.
"Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.
"Mortgage" means any mortgage, pledge, lien, security interest or other encumbrance.
"Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.
"Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for or to the Company, or other counsel acceptable to the Trustee.
"Original Issue Discount Securities" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.
"Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i)Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
(ii)Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and
(iii)Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver here-under, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.
"Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.
"Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Place of Payment" when used with respect to Securities of any series, means the place or places where the principal of (and premium, if any) and interest on, the Securities of that series are payable as specified or contemplated by Section 301.

"Predecessor Securities" of any particular Security means every pre-vious Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
"Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
"Redemption Price" when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
"Registered Security" means any Security registered on the Security Register of the Company.
"Regular Record Date" for the interest payable on any Interest Payment Date means the date specified for that purpose as contemplated by Section 301.
"Responsible Officer" when used with respect to the Trustee, means any officer assigned by the Trustee to administer corporate trust matters.
"Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.
"Security Register" and "Security Registrar" have the respective meanings specified in Section 305.
"Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.
"Stated Maturity" when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest is due and payable.

"Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.
"Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.
"Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.
"Unregistered Security" means any Security other than a Registered Security.
"U.S. Government Obligations" has the meaning specified in Section 1304.
"Vice President" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".
SECTION 102. Compliance Certificates and Opinions.
Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

(1)a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto:
(2)a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(3)a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such cove-nant or condition has been complied with; and
(4)a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
SECTION 103. Form of Documents Delivered to Trustee.
In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Persons may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders.
(a)Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided,' such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
(b)The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.
(c)The ownership of Registered Securities shall be proved by the Security Register. The fact of the holding by any Holder of an Unregis-tered Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satis-factory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The holding by the person named in any such certificate of any Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determina-tion of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (2) the Security of such series specified in such certificate shall be produced by some other person, or (3) the Security of such series specified in such certificate shall have ceased to be Outstanding. Subject to Sections 601 and 603, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the Person named in such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in any other manner which the Trustee may deem sufficient.
(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.
SECTION 105. Notices. Etc., to Trustee and Company.
Any request, demand, authorization, direction, notice, consent, waiver or
Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
(1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or
(2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 2001 Third Avenue South, Birmingham, Alabama 35233, Attention: Corporate Secretary or at any other address previously furnished in writing to the Trustee by the Company.
SECTION 106. Notice to Holders; Waiver.
Where this Indenture provides for notice of any event to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) (i) in the case of Holders of Registered Securities, and Holders of Unregistered Securities who have filed their names and addresses with the Trustee pursuant to Section 703(b), if in writing and mailed, first-class postage prepaid, to each Holder affected by such event at his last address as it appears in the Security Register; and (ii) in the case of Holders of Unregistered Securities who have not filed their names and addresses with the Trustee, by publication in accordance with the requirements of the provision hereof requiring such notice, in both cases not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. Conflict with Trust Indenture Act.
If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provisions shall control.
SECTION 108. Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
SECTION 109. Successors and Assigns.
All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.
SECTION 110. Separability Clause.
In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.
Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Security Registrar, any Paying Agent and any other agent of the Company or the Trustee appointed hereunder and the Holders of Securities and Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.
SECTION 112. Governing Law.
This Indenture and the Securities and Coupons shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 113. Legal Holidays.
In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provisions of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.
SECTION 1 14. Securities in a Foreign Currency or in ECU.
Unless otherwise specified in an Officers' Certificate delivered pursu-ant to Section 301 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin or currency other than Dollars (including ECUs), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for the stated Foreign Currency (or ECU) principal amount of such Out-standing Securities at the Market Exchange Rate. For purposes of this Section 114, "Market Exchange Rate" shall mean the noon Dollar buying rate for that currency for cable transfers quoted in The City of New York as certified for customs purposes by the Federal Reserve Bank of New

York; provided, however, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use., in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate.
All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders.
SECTION 115. Judgment Currency.
The Company agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judg-ment Currency on the New York Banking Day preceding that on which final unappealable judgment is given and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required

Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.
ARTICLE TWO
SECURITY FORMS
SECTION 201. Forms Generally.
The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitu-tions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for authentication and delivery of such Securities.
The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.
The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as deter-mined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202. Form of Face of Security.

[If the Security is an Original Issue Discount Security, insert-FOR PURPOSES
OF SECTION 1232 OF THE UNITED STATES INTERNAL REVENUE
CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS SECURITY IS…%
ITS PRINCIPAL AMOUNT AND THE ISSUE DATE….., 19 .. ]
TORCHMARK CORPORATION
No.    $
TORCHMARK CORPORATION, a corporation duly organized and exist-ing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
, or registered assigns, the principal
sum of      Dollars
on      [If the Security
is to bear interest prior to Maturity, insert-, and to pay interest thereon
from      or from the most recent Interest Payment Date to which
interest has been paid or duly provided for, semi-annually     and
in each year, commencing     , at the rate of ...% per annum,
until the principal hereof is paid or made available for payment [If appli-cable insert-, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ..% per annum on any overdue principal and premium and on any overdue instalment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the .. or .. (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].
[If the Security is not to bear interest prior to Maturity, insert-The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of . .% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ..% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand].
Payment of the principal of (and premium, if any) and [if applicable, insert-any such] interest on this Security will be made at the office or
agency of the Company maintained for that purpose in     , in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert-; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.
TORCHMARK CORPORATION
By

Attest:
SECTION 203. Form of Reverse of Security.
This Security is one of a duly authorized issue of securities of the Company *(herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of February 1, 1987 (herein called the "Indenture"), between the Company and Morgan Guaranty Trust Company of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to
$    ].
[If applicable, insert -The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable,
insert-(1) on      in any year commencing with the year
and ending with the year      through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount,
and (2)] at any time [on or after     , 19...], as a whole or
in part, at the election of the Company, at the following Redemption
Prices (expressed as percentages of the principal amount): If redeemed
[on or before     ,     %, and if redeemed] during the 12-
month period beginning      of the years indicated,
Redemption    Redemption
Year    Price    Year    Price

and thereafter at a Redemption Price equal to     % of the principal
amount, together in the case of any such redemption [if applicable, insert-(whether through the operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]
[If applicable, insert-The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on
...    in any year commencing with the year      and ending with the
year      through operation of the sinking fund for this series at the
Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ______], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning      of the
years indicated,
Redemption Price
Redemption Price    For Redemption
For Redemption    Otherwise
Through Operation    Than Through
of the    Operation of the
Year    Sinking Fund    Sinking Fund

and thereafter at a Redemption Price equal to    % of the principal
amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]
[Notwithstanding the foregoing, the Company may not, prior to
, redeem any Securities of this series as contemplated by
[Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in
accordance with generally accepted financial practice) of less than    %
per annum.]
[The sinking fund for this series provides for the redemption on
in each year beginning with the year      and ending with the
year      of [not less than] $      [("mandatory sinking fund") and not
more than $    ] aggregate principal amount of Securities of this
series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made-in the inverse order in which they become due].
[In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]
[If the Security is not an Original Issue Discount Security, -If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]
[If the Security is an Original Issue Discount Security, --If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to-insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by. or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only in registered form with-
out coupons in denominations of $      and any integral multiple

thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
SECTION 204. Form of Trustee's Certificate of Authentication.
This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.
MORGAN GUARANTY TRUST COMPANY
OF NEW YORK
as Trustee
By
Authorized Officer
ARTICLE THREE
THE SECURITIES
SECTION 301. Amount Unlimited; Issuable in Series.
The aggregate principal amount of Securities which may be authenti-cated and delivered under this Indenture is unlimited.
The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in

Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

1)	the title of the Securities of the series (which shall distin-guish the Securities of the series from all other Securities);

2)
any limit upon the aggregate principal amount of the Secu-rities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906 or 1107);

3)	the date or dates on which the principal of the Securities of the series is payable;

4)
the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

5)	the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

6)	the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

7)
the obligation, if any, of the Company to redeem or pur-chase Securities of the series pursuant to any sinking fund or analo-gous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

8)
if other than denominations of $1,000 and any integral mul-tiple thereof, in the case of Registered Securities, or denominations of $1,000 and $5,000, in the case of Unregistered Securities, the denominations in which Securities of the series shall be issuable;

9)	if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;
(1)if other than Dollars, the coin or currency in which the Securities of that series are denominated (including, but not limited to, any Foreign Currency or ECU);
(1)whether the Securities of the series will be issuable as Reg-istered Securities or Unregistered Securities (with or without Coupons), or both, any restrictions applicable to the offer, sale or delivery of Unregistered Securities and, if other than as provided in Section 305, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;
(2)whether and under what circumstances the Company will pay additional amounts on the Securities of the series held by a Person who is not a U.S. Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts; and
(3)any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).
All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.
If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.
SECTION 302. Denominations.
The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations as shall be specified as contemplated by Section 301 or, with respect to the Registered Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. If denominations of Unregistered Securities of any series are not so established,

such Securities shall be issuable in denominations of $1,000 and $5,000. SECTION 303. Execution, Authentication, Delivery and Dating.
The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.
Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon (i) an Officers' Certificate, setting forth the form and terms of the Securities and Coupons, if any, as required pursuant to Section 301, and (ii) an Opinion of Counsel stating:
(a)if the form of such Securities and Coupons, if any, has been established by or pursuant to Board Resolution as permitted by Section 201, that such forms have been established in conformity with the provisions of this Indenture;
(b)if the terms of such Securities and Coupons, if any, have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;
(c)that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reor-ganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and
(d) such other matters as the Trustee may reasonably request.
If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a man-ner which is not reasonably acceptable to the Trustee, or if the Trustee determines that such authentication may not lawfully be made or if the Trustee reasonably determines that such authentication would involve the
Trustee in personal liability.
Each Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in the resolution or resolutions of the Board of Directors of the Company referred to in Section 301.
No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.
SECTION 304. Temporary Securities.

Pending the preparation of definitive Securities for any series, the Company may execute and upon Company Order the Trustee shall authenticate and deliver temporary Securities for such series which are printed, lithographed, typewritten, mimeographed, or otherwise repro-duced. Temporary Securities of any series shall be issuable as Registered Securities without coupons, or as Unregistered Securities with or without coupons attached thereto, of any authorized denomination, and substan-tially of the tenor of the definitive Securities in lieu of which they are issued but with such omissions, insertions, substitutions and other varia-tions as may be determined by the officers executing such Securities, as evidenced by the execution thereof.

Temporary Securities may contain such reference to any provisions of this indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect. as the definitive Securities. Without unreasonable delay the Company shall execute and shall furnish definitive Securities of such series and thereupon temporary Registered Securities of such series may be surrendered in exchange therefor without charge to the Holder at each office or agency to be maintained by the Company pursuant to Section 1002 and in the case of Unregistered Securities, at any agency maintained by the Company for such purpose as specified pursuant to Section 1002, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Sections 301 or 1002 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency of the Company located outside the United States and the procedures pursuant to which definitive Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).
SECTION 305. Registration, Registration of Transfer and Exchange.
The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 1002 a register (the register maintained in such office being referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Registered Securities. Said office or agency is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.
Upon surrender for registration of transfer of any Registered Security at the office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations, of a like aggregate principal amount.
Unregistered Securities (except for any temporary Unregistered Securities) and Coupons (except for Coupons attached to any temporary Unregistered Securities) shall be transferable by delivery.
At the option of the Holder thereof, Registered Securities of any series may be exchanged for Registered Security or Registered Securities of such series, maturity date, interest rate and original issue date of other authorized denominations and of a like aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 1002 and upon payment, if the Company shall so require, of the charges hereinafter "provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 301, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series, maturity date, interest rate and original issue date of any authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 1002, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denom-ination, except as otherwise specified pursuant to Section 301, such Unre-gistered Securities may be exchanged for Unregistered Securities of such series, maturity date, interest rate and original issue date of other authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 1002 or as specified pursuant to Section 301, with, in the case of Unregistered Securities that have Coupons attached, all unmatured coupons and all matured coupons in default thereto appertaining, and upon payment, if the Company shall so require, of the charges hereinafter provided. Unless otherwise specified pursuant to Section 301, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee and the Trustee will deliver a certificate of disposition thereof to the Company.
All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securi-ties surrendered upon such registration of transfer or exchange.
Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Secu-rity Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.
No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, or 1107 not involving any transfer.
The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Sec-tion 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.
SECTION 306. Mutilated. Destroyed. Lost and Stolen Securities.
If any mutilated Security or Coupon appertaining thereto is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons appertaining to the Securities so mutilated, or in exchange or substitution for the Security to which such mutilated Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated.
If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon appertaining thereto and (ii) such security or indem-nity as maybe required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon appertaining thereto has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons appertaining to the Securities so destroyed, lost or stolen, or in exchange or substitution for the Security to which such destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto Coupons so destroyed, lost or stolen.

In case any such mutilated, destroyed, lost or stolen Security or Coupons appertaining thereto has become or is about to become due and payable, the Company in its discretion may, instead of issuing a Security, pay such Security and such Coupons.
Upon the issuance of any new Security under this Section, the Com-pany may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
Every new Security or Coupon of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or Coupon shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or Coupons of that series duly issued hereunder.
The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

SECTION 307. Payment of Interest: Interest Rights Preserved.
The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary Unregistered Securities (together with any additional amounts payable pursuant to the terms of such Secu-rities) shall be paid, as to the installments of interest evidenced by Cou-pons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and at the option of the Company may be paid by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear in the Security Register.
Any interest on any Registered Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:
(1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, which shall accord with the provisions of this Section, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment date, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Registered

Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).
(2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not incon-sistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.
Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.
SECTION 308. Persons Deemed Owners.
The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered upon the Security Register for such series as the owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of principal of (and premium, if any) and, subject to

Section 307, interest on such Security and for all other purposes what-soever: and neither the Company, the Trustee nor any agent of the Com-pany or the Trustee shall be affected by any notice to the contrary. The Company. the Trustee and any agent of the Company or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof and for all other purposes and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security or Coupon.
SECTION 309. Cancellation.
All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Com-pany may at any time deliver to the Trustee for cancellation any Securities and Coupons previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities and Coupons so delivered shall be promptly cancelled by the Trustee. No Securities or Coupons shall be authenticated in lieu of or in exchange for any Securities or Coupons cancelled as provided in this Section. except as expressly permitted by this Indenture. All cancelled Securities and Coupons held by the Trustee shall be destroyed by the Trustee and a certificate of such destruction shall be delivered to the Company, unless by Company Order the Company shall direct that cancelled Securities and Coupons be returned to it.
SECTION 310. Computation of Interest.
Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of twelve 30-day months.

ARTICLE FOUR
SATISFACTION AND DISCHARGE
SECTION 401. Satisfaction and Discharge of Indenture.

This Indenture shall cease to be of further effect (except as to any surviving rights of Securities herein expressly provided for), and the Trus-tee. on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when
(1) either
(A)all Securities theretofore authenticated and delivered and all unmatured Coupons appertaining thereto (other than (i) Securities and Coupons appertaining thereto that have been destroyed, lost or stolen and that have been replaced or paid as pro-vided in Section 306 and (ii) Securities and Coupons appertaining thereto for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or
(B)all such Securities and all unmatured Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation
(i)have become due and payable, or
(ii)will become due and payable at their Stated Maturity within one year, or
(i)are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and such unmatured Coupons apper-taining thereto that will mature on or before the Stated Maturity or the Redemption Date, as the case may be, not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(1)	the Company has paid or caused to be paid all other sums payable hereunder by the Company; and
(2)the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.
Notwithstanding the satisfaction and discharge of this Indenture, the obli-gations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to sub-clause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.
SECTION 402. Application of Trust Money.
Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.
ARTICLE FIVE
REMEDIES
SECTION 501. Events of Default.
"Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

1)	default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such

2)	default for a period of 30 days; or

default (other than a default described in clause (3) of this Section) in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

3)	default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series and continuance of such default for a period of 10 days; or

4)
default in the performance, or breach, of any covenant or warranty of the Company in this Indenture applicable to the Securities of that Series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

5)
a default under any bond, debenture, note or other evidence of the Debt of the Company (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Debt of the Company (includ-ing this Indenture), whether such Debt now exists or shall hereafter be created, which default shall constitute a failure to pay such Debt in a principal amount in excess of $10,000,000 when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such Debt in a principal amount in excess of $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Debt having been discharged, or such acceleration having been rescinded or annulled, within a period of 15 days after there shall have been given, by overnight mail or other same day or overnight delivery service which can provide evidence of delivery, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such Debt to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

6)
the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrange-ment. adjustment or composition of or in respect of the Company under Federal bankruptcy law or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any sub-stantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

7)
the institution by the Company of proceedings to be adjudi-cated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

8)	any other Event of Default provided in the supplemental indenture or resolution of the Board of Directors under which such series of Securities is issued or in the form of Security for such series.
SECTION 502. Acceleration of Maturity; Rescission and Annulment.
If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or. if the Securities of that series are Original Issue Discount

Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.
At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if
(1) the Company has paid or deposited with the Trustee a sum sufficient to pay
(A)all overdue instalments of interest on all Securities of that series;
(B)the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;
(C)to the extent that payment of such interest is lawful, interest upon overdue instalments of interest at the rate or rates prescribed therefor in such Securities, and
(D)all sums paid or advanced by the Trustee or any prede-cessor Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee or any predecessor Trustee, their agents and counsel;
and
(2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.
No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.
The Company covenants that if
(1)default is made in the payment of any instalment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or
(2)default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue instalments of interest, at the rate or rates prescribed therefor in such Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and any Coupons appertaining thereto and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and any Coupons appertaining thereto, wherever situated.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.
In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,
(i)to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be nec-essary or advisable in order to have the claims of the Trustee and any predecessor Trustee (including any claim for the reasonable compen-sation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel) and of the Holders allowed in such judicial proceeding,
(i)to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and
(i)unless prohibited by law or regulation, to vote on behalf of the Holders of the Securities of any series in any election of a receiver, assignee, trustee in bankruptcy or reorganization, liquidator, sequestrator, custodian or other person performing similar functions in respect of any such proceedings;
and any receiver, assignee, trustee, liquidator, sequestrator, custodian or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee or any prede-cessor Trustee under Section 607.
Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the

Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.
SECTION 505. Trustee May Enforce Claims without Possession of Securities or Coupons.
All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons appertaining to such Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, be for the ratable benefit of the Holders of the Securities or Coupons appertaining to such Securities in respect of which such judgment has been recovered.
SECTION 506. Application of Money Collected.
Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities or the Coupons, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee or any predecessor Trustee under Section 607; and
SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and
THIRD: To the Company.
SECTION 507. Limitation on Suits.
No Holder of any Security of any series or of any Coupon appertain-ing thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless
(1)such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;
(2)the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder; provided, however, that no contrary written request shall have been given to the Trustee by Holders of Securities of that series of a greater percentage;
(3)such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be' incurred in compliance with such request;
(4)the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
(5)no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;
it being understood and intended that no one or more Holders of Securities of any Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.
SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.
Notwithstanding any other provision in this Indenture, the Holder of any Security and any Coupon appertaining thereto shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturity or Maturities expressed in such Security and any Coupon appertaining thereto (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
SECTION 509. Restoration of Rights and Remedies.
If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
SECTION 510. Rights and Remedies Cumulative.

Subject to the provisions of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
SECTION 511. Delay or Omission Not Waiver.
No delay or omission of the Trustee or of any Holder of any
Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
SECTION 512. Control by Holders.
The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trus-tee or exercising any trust or power conferred on the Trustee with respect to Securities of such series, provided that
(1)such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to the rights of Holders not joining therein, and
(2)the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.
SECTION 513. Waiver of Past Defaults.
The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default
(1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or
(2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
SECTION 514. Undertaking for Costs.
All parties to this Indenture agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).
SECTION 515. Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
ARTICLE SIX
THE TRUSTEE
SECTION 601. Certain Duties and Responsibilities.
(a) Except during the continuance of an Event of Default,

(1)
the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2)
in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

(b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.
(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that
(1)this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;
(2)the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;
(3)the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and
(4)no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
(d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.
SECTION 602. Notice of Defaults.
The Trustee shall, within 90 days after the occurrence of a default hereunder with respect to the Securities of any series, give notice of such default hereunder known to the Trustee unless such default shall have been cured or waived (i) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 1010, at least once in an Authorized Newspaper in Luxembourg). (ii) if any Unregistered Securities of that series are then Outstanding, to all Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 703(b), by mailing such notice to such Holders at such addresses and (iii) to all Holders of Registered Securities of that series, by mailing such notice to such Holders at their addresses as they shall appear in the Security Register, provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund instalment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee and/or Responsible Officers in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to holders of Securities of such series.
SECTION 603. Certain Rights of Trustee.
Subject to Section 601:
(a)the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;
(c)whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;
(a)the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(e)    the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(f)    the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement,' instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;
(g)    the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and
(h)    the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.
SECTION 604. Not Responsible for Recitals or Issuance of Securities.
The recitals contained herein and in the Securities, except the Trus-tee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and Coupons and, subject to Sections 608 and 613, may other-wise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.
SECTION 606. Money Held in Trust.
Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.
SECTION 607. Compensation and Reimbursement.
The Company agrees
(1)to pay to the Trustee from time to time reasonable compen-sation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compen-sation of a trustee of an express trust);
(2)except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disburse-ments and advances incurred or made by the Trustee or any prede-cessor Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and dis-bursements of its agents and counsel), except any such expense, dis-bursement or advance as may be attributable to its negligence or bad faith; and
(3)to indemnify each of the Trustee and any predecessor Trus-tee for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of the trust or trusts or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent such loss, liability or expense is due to its own negligence or bad faith.

The obligations of the Company under this Section 607 to com-pensate and indemnify the Trustee and any predecessor Trustee and to pay or reimburse the Trustee and any predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and dis-charge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities and upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim.
SECTION 608. Disqualification; Conflicting Interests.
(a)If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.
(b)In the event that the Trustee shall fail to comply with the provi-sions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.
(c)For the purposes of this- Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if
(1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series, other than that series or is Trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

(i)this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or
(ii)the Company shall have sustained the burden of, proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;
(1)the Trustee or any of its directors or executive officers is an obligor upon the Securities or an underwriter for the Company;
(3)    the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;
(4)the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;
(1)10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such per-sons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;
(6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;
(7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;
(8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation that is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or
(9) the Trustee owns, on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trus-tee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection.
The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of para-graph (3) or (7) of this Subsection.
For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B)

any security which it holds as collateral security under this Indenture. irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.
(d) For the purposes of this Section:
(1)'The term "underwriter", when used with reference to the Company, means every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.
(2)The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.
(3)The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.
(4)The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or man-agement of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.
(5)The term "Company" means any obligor under the Securities.

(6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation. and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors, as such.
(e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:
(1) A specified percentage of the voting securities of the Trus-tee. the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.
(2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.
(3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.
(4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:
(i)securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;
(ii)securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;
(iii)securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

(iv) securities held in escrow if placed in escrow by the issuer thereof;
provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.
(5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, how-ever, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.
SECTION 609. Corporate Trustee Required; Eligibility.
There shall at all times be a Trustee hereunder that shall be a corpo-ration organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examina-tion by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
SECTION 610. Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

(b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
(c) The Trustee may be removed at any time with respect to the Securities of any series by the Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.
(d) If at any time:
(1)the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or
(2)the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or
(3)the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such Successor Trustee may be
5 7
appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to Securities of any series shall be appointed by the Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.
(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series (a) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 1010, at least once in an Authorized Newspaper in Luxembourg, (b) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 703(b), by mailing such notice to such Holders at such addresses as were so furnished to the Company (and the Trustee shall make such information available to the Company for such purpose) and (c) to the Holders of Registered Securities of each series affected then Outstanding, by mailing such notice by first-class mail, postage prepaid, to such Holders at their addresses as they shall appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.
SECTION 611. Acceptance of Appointment by Successor.
(a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring

Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.
(b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property 59 and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.
(C) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.
(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
SECTION 612. Merger, Conversion, Consolidation or Succession to Business.
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
SECTION 613. Preferential Collection of Claims against Company.
(a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

(1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of 60 principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any prop-erty described in paragraph (2) of this Subsection, or from the exer-cise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and
(2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or com-position thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such prop-erty. if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.
Nothing herein contained, however, shall affect the right of the Trustee:
(A)to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reor-ganization pursuant to the Federal Bankruptcy Act or applicable State law;
(B)to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;
(C)to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or
to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security61 for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.
For the purposes of paragraphs (B), (C) and (D), property substi-tuted after the beginning of such four months' period for property held as security as of the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released. and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the pur-pose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.
If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special 62 account and proceeds thereof, or (ii) in lieu of such appor-tionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.
Any Trustee which has resigned or been removed after the beginning of such four months' period shall subject to the provisions of this Subsection as though such resignation or removal had not occurred. Warty Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:
(i)the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had con-tinued as Trustee, occurred after the beginning of such four months' period; and
(ii)such receipt of property or reduction of claim occurred within four months after such resignation or removal.
(b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:
(1)the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;
(2)advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circum-stances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

(1)disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;
(4)an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;
(5)the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and
(6)the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.
(c) For the purposes of this Section only:
(1)    The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when as such principal or interest becomes due and payable;
(2)    the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;
(3)    the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;
(4)    the term "self-liquidating paper" means any draft, bill of exchange, acceptance of obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the 64 receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange. acceptance or obligation;
(5) the term "Company" means any obligor upon the Securities; and
(6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.
SECTION 614. Appointment of Authenticating Agent.
At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one of more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. if at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this 65
Section.
Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, pursuant to the provisions of Section 607.
If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS TRUSTEE
By
Authorized Officer
By
Authorized Officer
ARTICLE SEVEN
HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY
SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.
The Company will furnish or cause to be furnished to the Trustee
(a)semi-annually, not later than January 1 and July 1 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding December 15 and June 15, respectively, and
(b)at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;
provided, no such list need be furnished if the Trustee shall be the Security Registrar.
SECTION 702. Preservation of Information; Communications to Holders.
(a)The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Reg-istrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.
(b)If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:
(i)afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or
(ii)inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.
If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).
SECTION 703. Reports by Trustee.
(a) Within 60 days after January 15 of each year commencing with the year 1988, the Trustee shall transmit by mail to Holders of Registered Securities, as their names and addresses appear in the Security Register, and to Holders of Unregistered Securities who have filed their names and addresses with the Trustee pursuant to subsection (b) of this Section 703, a brief report dated as of such January 15 with respect to:
(1)its eligibility under Section 609 and its qualifications under Section 608, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;
(2)the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) that remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;
(3)the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b) (2), (3), (4) or (6);
(4)the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

(1)any additional issue of Securities which the Trustee has not previously, reported: and
(6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default. notice of which has been or is to be withheld by the Trustee in accordance with Section 602.
(a)The Trustee shall transmit by mail to (i) Holders of Registered Securities. as their names and addresses appear in the Security Register, and (ii) to such other Holders of Securities who have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.
(c)A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704. Reports by Company.
The Company shall:
(1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which 70 the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations:
(1)file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and
(3) transmit by mail, within 30 days after the filing thereof with the Trustee, to Holders of Registered Securities, as their names and addresses appear in the Security Register, and to Holders of Unregistered Securities who have filed their names and addresses with the Trustee pursuant to Section 703(b), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.
ARTICLE EIGHT
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
SECTION 801. Company May Consolidate, etc., Only on Certain Terms.
The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:
(1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases the properties and assets of the Company substantially as an entirety, shall be a corporation organized and existing under the laws of the

United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;
(2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and
(3) the Company has delivered to the Trustee an Officers' Cer-tificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
SECTION 802. Successor Corporation Substituted.
Upon any consolidation or merger by the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.
ARTICLE NINE
SUPPLEMENTAL INDENTURES
SECTION 901. Supplemental Indentures without Consent of Holders.
Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
(1)to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or
(2)to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or
(3)to add any additional Events of Default; or
(4)to change or eliminate any of the provisions of this Inden-ture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provisions; or
(5)to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or
(6)to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the admin-istration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or
(7)to cure any ambiguity, to correct or supplement any provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Securities of any series in any material respect.
SECTION 902. Supplemental Indentures with Consent of Holders.
With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by such sup-plemental indenture, by the Act of said Holders delivered to the Company and the Trustee at its Corporate Trust Office, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provi-sions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, how-ever, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,
(1)change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or Coupon or any premium or the interest thereon is payable, or alter the provisions of Section 114, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or
(2)reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or
(3)modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to the "Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(7).
A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.
It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
SECTION 903. Execution of Supplemental Indentures.
In executing, or accepting the additional trusts created by, any sup-plemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.
SECTION 904. Effect of Supplemental Indentures.
Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
SECTION 905. Conformity with Trust Indenture Act.
Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.
SECTION 906. Reference in Securities to Supplemental Indentures.
Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE TEN
COVENANTS
SECTION 1001. Payment of Principal, Premium and Interest.
The Company covenants and agrees for the benefit of each series of Securities and Coupons, if any, appertaining thereto that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities, the Coupons and this Indenture. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities)

shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest on any temporary Unregistered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and at the option of the Company may be paid by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear in the Security Register.
SECTION 1002. Maintenance of Office or Agency.
The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Registered Securities of each series may be presented or surrendered for payment, an office or agency where Registered Securities of each series may be surrendered for registration of transfer, an office or agency where the Securities of each series may be presented for exchange as provided in this Indenture, and an office or agency where notices and demands to or upon the Company in respect of the Securities of that series, the Coupons appertaining thereto and this Indenture may be served. The Company hereby initially appoints the Trustee at its Corporate Trust Office as the Company's office or agency for each of said purposes. The Company will give prompt written notice to the Trustee of any change in such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.
The Company will maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where the Unregistered Securities, if any, of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Company. Notwithstanding the foregoing, payments in Dollars of Unregistered Securities of any series and Coupons appertaining thereto which are payable in Dollars may be made at an agency of the Company maintained in the Borough of Manhattan, The City of New York if such payment in Dollars at each agency maintained by the Company outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.
The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series and Coupons appertaining thereto may be presented or surrendered for pay-ment, where the Securities of such series may be presented for exchange as provided in this Indenture and pursuant to Section 305 and where the Registered Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Company may from time to time rescind such designations; provided, however, that no such designa-tion or rescission shall in any manner relieve the Company of its obliga-tion to maintain an office or agency provided for in this Section. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money for Securities Payments to Be Held in Trust.
If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any series of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of the Company's action or failure so to act.
Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of the Company's failure so to act.
The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:
(1)hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;
(2)give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and
(3)at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and upon such

Payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
Any money deposited with the Trustee or any Paying Agent. or then held by the Company, in trust for the payment of the principal of (and premium. if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.
SECTION 1004. Corporate Existence.
Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.
SECTION 1005. Maintenance of Properties.
The Company will cause all properties, licenses and permits used or useful in the conduct of its business or the business of any Subsidiary to be maintained in such manner as is appropriate in the judgment of the Company so that the business of the Company and its Subsidiaries may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from taking any action with respect to, or disposing of, any of such properties, licenses and permits if such action or disposition is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary.
SECTION 1006. Statement by Officers as to Default; Notice of Certain Events.
The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating (i) that a review of the activities of the Company during such year and of performance under this Indenture has been made under their supervision, and (ii) whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Officers' Certificate required by this Section need not comply with the requirements of Section 102.
SECTION 1007. Limitations on Liens.
(a) The Company will not, and will not permit any Subsidiary, directly or indirectly, to create, issue, assume, incur or guarantee any Debt which is secured by a Mortgage of any nature on any of the present or future common stock of a Designated Subsidiary (or any company, other than the Company, having direct or indirect control of any Designated Subsidiary) unless the Securities and, if the Company so elects, any other indebtedness of the Company ranking at least pari passu with the Securities, shall be secured equally and ratably with, or prior to, such other secured Debt so long as it is outstanding.
The term "Designated Subsidiary" means each of Liberty National Life Insurance Company, United American Insurance Company and Globe Life And Accident Insurance Company, so long as it remains a Subsidiary, or any Subsidiary that is a successor of such Designated Subsidiary.
(b) The provisions of paragraph (a) of this Section shall not, however, apply to any Debt secured by any one or more of the following:
(1)Mortgages securing Debt of a Designated Subsidiary owing to the Company or to a wholly owned Designated Subsidiary; or any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part thereof;
(2)pledges or deposits under workers' compensation laws or similar legislation and liens of judgments thereunder which are not currently dischargeable, or good faith deposits in connection with leases to which the Company or any Designated Subsidiary is a party, or deposits to secure public or statutory obligations of the Company or any Designated Subsidiary, or deposits in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or deposits in litigation or other proceedings such as, but not limited to, interpleader proceedings;

(1)Mortgages created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Mortgages arising out of judgments or awards against the Company or any Designated Subsidiary with respect to which the Company or such Designated Subsidiary is in good faith prosecuting an appeal or proceedings for review; or Mortgages incurred by the Company or any Designated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which the Company or such Designated Subsidiary is a party; or
(4) Mortgages for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings.
SECTION 1008. Limitation Upon Sales of Capital Stock of Designated Subsidiaries.
The Company will not sell, transfer or otherwise dispose of (except to a Designated Subsidiary), and it will not permit any Designated Subsidiary to issue, sell, transfer or otherwise dispose of (except to the Company or to a Designated Subsidiary), any shares of capital stock of a Designated Subsidiary, unless the entire capital stock of such Designated Subsidiary at the time owned by the Company and its Subsidiaries shall be disposed of at the same time for a consideration consisting of cash or other property, which, in the opinion of the Board of Directors, is at least equal to the fair value thereof.
SECTION 1009. Waiver of Certain Covenants.
The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1007 and 1008, inclusive, with respect to the Securities of any series if the Holders of more than 50% in principal amount of the Outstanding Securities of such series shall, by the Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

SECTION 1010. Luxembourg Publications.
In the event of the publication of any notice pursuant to Section 602, 610(f), 1104 or 1203, the party making such publication in the Borough of Manhattan, The City of New York and London shall also, to the extent that notice is required to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulation, as evidenced by an Officers’ Certificate delivered to such party, make a similar publication in Luxembourg.
ARTICLE ELEVEN
REDEMPTION OF SECURITIES
SECTION 1101. Applicability of Article.
Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.
SECTION 1102. Election to Redeem; Notice to Trustee.
The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided for in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restrictions.
SECTION 1103. Selection by Trustee of Securities to Be Redeemed.
If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee not more than 60 days prior to the Redemption Date, from the Outstanding Securities of such series not previously called for redemption, in such manner as the Trustee shall deem fair and reasonable and which may provide for the selection for redemption of portions (equal to $1,000 or such other authorized denomination or any integral multiple thereof) of the principal amount of Securities of such series of denominations larger than $1.000 or such other authorized denomination.
The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.
For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.
SECTION 1104. Notice of Redemption.
Notice of redemption to the Holders of Registered Securities shall be given by mailing notice of such redemption by first-class mail, postage prepaid, mailed not less than 30 days and not more than 60 days prior to the Redemption Date to each Holder of Securities to be redeemed at his address appearing in the Security Register. Notice of redemption to the Holders of Unregistered Securities who have filed their names and addresses with the Trustee pursuant to Section 703(b), shall be given by mailing notice of such redemption, by first-class mail, postage prepaid, not less than 30 days and not more than 60 days prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to all other holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 1010, in an Authorized Newspaper in Luxembourg), in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

All notices of redemption shall state:
(1)the Redemption Date,
(2)the Redemption Price and accrued interest, if any,
(3)if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,
(4)that on the Redemption Date the Redemption Price and accrued interest, if any, will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,
(5)the place or places where such Securities and, in the case of Securities with Coupons attached thereto, all Coupons appertaining thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any, and
(6)that the redemption is for the sinking fund, if such is the case.
Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.
SECTION 1105. Deposit of Redemption Price.
On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities that are to be redeemed on that date.
SECTION 1106. Securities Payable on Redemption Date.
Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the unmatured Coupons, if any, appertaining thereto shall be void. Upon surrender of any such Security together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that instalments of interest on Securities whose' Stated Maturity is on or prior to the Redemption Date shall be payable, in the case of Securities with Coupons attached thereto, to the bearers of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities. or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 307.
If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.
If any Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee (unless otherwise specified in the terms of the Securities of any series), if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.
SECTION 1107. Securities Redeemed in Part.
Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to arid in exchange for the unredeemed portion of the principal of the Security so surrendered.

ARTICLE TWELVE
SINKING FUNDS
SECTION 1201. Applicability of Article.
The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.
The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of the Securities of such series.
SECTION 1202. Satisfaction of Sinking Fund Payments with Securities.
The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the elec-tion of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund pay-ment shall be reduced accordingly.
SECTION 1203. Redemption of Securities for Sinking Fund.
Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of the Securities of that series, the portion thereof, if any, which is to be satisfied by payment86 of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and will also deliver to the Trustee any Securities to be so credited. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE THIRTEEN
DEFEASANCE AND COVENANT DEFEASANCE
SECTION 1301. Applicability of Article; Company's Option to Effect De-feasance or Covenant Defeasance.
If, pursuant to Section 301, provision is made for either or both of (a) defeasance of the Securities of a series under Section 1302 or (b) covenant defeasance of the Securities of a series under Section 1303, and if the Securities of such series are Registered Securities and denominated and payable only in Dollars, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if applicable) or Section 1303 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.
Defeasance provisions, if any, for Securities denominated in a For-eign Currency or for Unregistered Securities may be specified pursuant to Section 301.
SECTION 1302. Defeasance and Discharge.
Upon the Company's exercise of the above option applicable to this Section. the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose. such defeasance means that the Company shall be deemed to have paid and discharged the87 entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities of such series.
SECTION 1303. Covenant Defeasance.
Upon the Company's exercise of the above option applicable to this Section, the Company shall be released from its obligations under Section 1007 and 1008 with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 501(4), but the remainder of this Indenture and such Securities shall be unaffected thereby.
SECTION 1304. Conditions to Defeasance or Covenant Defeasance.
The following shall be the conditions to application of either Section 1302 or Section 1303 to the Outstanding Securities of such series:
(1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and each instalment of principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or instalment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case; are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S.

Government Obligation evidenced by such receipt.
(2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(5) and (6) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).
(3) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.
(4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.
(5) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.
(6) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.
(7) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.
(1)Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

(9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.
SECTION 1305. Deposited Money and U.S. Government Obligations to be Held in Trust: Other Miscellaneous Provisions.
Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee-collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from any other funds except to the extent required by law.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.
TORCHMARK CORPORATION
By: /s/ SAMUEL E. UPCHURCH, JR.
Attest:
/s/ CAROL A. MCCOY
MORGAN GUARANTY TRUST COMPANY OF NEW YORK
By: /s/ M. P. KOWALEWSKI
Attest:
/s/ W. A. SPOONER

STATE OF COUNTY OF        } ss.:
BEFORE ME, a Notary Public in and for said County and State, on this day personally appeared SAMUEL E. UPCHURCH, JR., known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be Vice President and General Counsel of TORCHMARK CORPORATION, a Delaware corporation, and acknowledged to me that the executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.
GIVEN under my hand and seal of office this the 4th day of February, 1987.
/s/ Camilla A. Harper
Notary Public
My Commission Expires June 24, 1989
STATE OF NEW YORK    } ss.:

COUNTY OF NEW YORK
BEFORE ME, a Notary Public in and for said County and State, on this day personally appeared M. P. KOWALEWSKI, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be Trust Officer of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York corporation, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.
GIVEN under my hand and seal of office this the 4th day of February, 1987.
/s/ Margaret E. Roy
Notary Public
Margaret E. Roy
Notary Public, State of New York
No. 03-4509720
Qualified in Bronx County
Commission Expires March 30, 1987